Exhibit 10.1

FORM OF SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of August 11, 2026, by and between MDxHealth SA, a limited liability company (société anonyme) organized and existing under the laws of Belgium, with registered office at CAP Business Center, Zone Industrielle des Hauts-Sarts, Rue d’Abhooz 31, 4040 Herstal, Belgium, registered with the register for legal entities (registre des personnes morales) under number 0479.292.440 (RLP Liège, division Liège) (the “Company”), and each of the undersigned purchasers on the signature page hereto (each a “Purchaser” and collectively the “Purchasers”).

RECITALS

WHEREAS, the Company and each Purchaser desire to enter into this transaction to, respectively, issue and purchase the Purchased Shares (as defined below) set forth herein pursuant to the Company’s currently effective Registration Statement on Form F-3 (Registration Number 333-292463) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, the Company’s board of directors intends to issue the Purchased Shares as new ordinary shares of the Company, with no nominal value per share (“Ordinary Shares”), within the framework of the Company’s authorized capital.

WHEREAS, each Purchaser wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions stated in this Agreement, Ordinary Shares.

THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Shares.

1.1 Sale and Issuance of Shares. On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to each Purchaser of the number of Ordinary Shares to be purchased and subscribed for by such Purchaser set forth on the signature page hereto (the “Purchased Shares”) for a purchase price per share equal to $0.454 and the purchase price for all such Purchaser’s Purchased Shares as set forth on the signature page hereto (the “Purchase Price”) and an aggregate purchase price for all Purchasers of up to $20,000,000. The Purchased Shares will have the same rights and benefits as, and rank pari passu in all respects, including as to entitlement to dividends and other distributions, with, the existing and outstanding Ordinary Shares of the Company at the moment of their issuance, and will be entitled to dividends and other distributions in respect of which the relevant record date or due date falls on or after the date of issuance of the Purchased Shares.

1.2 Closing.

(i) Subject to the satisfaction or waiver of the conditions set forth herein, the completion of the issuance and sale by the Company of the relevant Purchased Shares to each Purchaser, and the purchase and subscription of the Purchased Shares by each Purchaser, against the payment of the relevant Purchase Price for such Purchased Shares (the “Closing”) shall take place on the Closing Date (as defined below). The time and date of the Closing (the “Closing Date”) shall be as soon as practicable, but in no event later than 10:00 a.m., Eastern Time, on August 13, 2026. Subject to the requirements of Belgian company law, the Closing shall be effected by the electronic exchange of documents and signatures by electronic transmission, or by such other means or at such other place as the parties shall agree.

(ii) Each Purchaser shall pay the Purchase Price, as set forth on the Purchaser’s signature page hereto, by wire transfer in immediately available funds in USD to a special blocked bank account (as referred to in Article 7:195 of the Belgian Companies and Associations Code) designated by the Company (the “Blocked Account”). Such payment shall be initiated by the Purchaser by urgent / “same-day” “SWIFT” wire not later than 4:00 p.m., New York City time, on the Business Day (as defined below) immediately preceding the Closing Date. Subject to reception of the Purchase Price on the Blocked Account, the effective realization of the Company’s capital increase, the issuance of the relevant Purchased Shares will be acknowledged and recorded in a notarial deed in accordance with the Belgian Companies and Associations Code on the Closing Date (the “Belgian Recordation”), and the Purchaser shall subscribe (and be deemed to have subscribed) on the Closing Date for the number of Purchased Shares set forth on the Purchaser’s signature page hereto. As used herein, “Business Day” means any day except any Saturday, any Sunday, any day which is a legal holiday in Belgium and/or the United States or any day on which banking institutions in Brussels (Belgium) or the State of New York are authorized or required by law or other governmental action to remain closed.

(iii) The Purchased Shares shall, subject to and following their issuance, be issued as Ordinary Shares that are reflected directly or indirectly in the component of the Company’s share register that is held in the United States and which is managed by Computershare, as contemplated by this Agreement. Accordingly, on the Closing Date, subject to the issuance of the Purchased Shares and the payment of the Purchase Price therefor, and subject to the deliverables in Section 1.4, the Company will deliver the duly executed irrevocable transfer instructions referred to in Section 1.3(ii) to the Computershare Trust Company, N.A., the Company’s transfer agent (the “Transfer Agent”). In the event that the conditions set forth in Sections 1.5 and 1.6 are not met or waived, the Company shall refund all proceeds wired to the Blocked Account as soon as reasonably and legally possible.

1.3 Company Deliveries. The Company shall deliver or cause to be delivered to each Purchaser the following:

(i) no later than one Business Day prior to the Closing Date, the Company’s wire instructions to the Blocked Account for payment of the Purchase Price; and

(ii) on or prior to the Closing Date, a copy of the irrevocable transfer instructions to the Transfer Agent instructing the Transfer Agent to issue to each Purchaser such Purchaser’s Purchased Shares in DRS book entry form, registered in the name of the Purchaser.

1.4 Purchaser Deliveries. Each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) no later than 4:00 p.m., New York City time, on the Business Day immediately preceding the Closing Date, the Purchase Price as set forth on the Purchaser’s signature page hereto, in United States dollars and in immediately available funds, by urgent / “same-day” “SWIFT” wire transfer to the Blocked Account;

(ii) no later than one Business Day prior to the Closing Date, an executed lock-up agreement in the form attached hereto as Exhibit A (the “Lock-up Agreement”); and

1.5 Company Closing Conditions. The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless stated to be made as of a specific date therein in which case they shall be accurate as of such date);

(ii) the delivery by each Purchaser of the items set forth in Section 1.4 of this Agreement.

1.6 Purchaser Closing Conditions. The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless stated to be made as of a specific date therein in which case they shall be accurate as of such date);

(ii) the delivery by the Company of the items set forth in Section 1.3 of this Agreement;

(iii) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(iv) the Purchasers shall have agreed to purchase no less than an aggregate of $10,000,000 of Purchased Shares.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, as of the date hereof, except as set forth in the SEC Reports (as defined below):

2.1 Incorporation, Good Standing and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in Good Standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its articles of association or other organizational or charter documents. The Company is duly qualified to conduct business and is in Good Standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in Good Standing, as the case may be, would not, individually or in the aggregate (1) have a material adverse effect on the assets, business, condition (financial or otherwise), management, operations, earnings results or prospects of the Company and its subsidiaries, considered as one entity, (2) prevent or materially interfere with the Company’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, or (3) have a material adverse effect on the legality, validity or enforceability of the transactions contemplated hereby (the occurrence of any such effect, prevention, interference or result described in the foregoing clauses (1), (2), or (3) being herein referred to as a “Material Adverse Effect”). For the purposes of this paragraph, “Good Standing” means that the Company has filed all documents required under applicable law in its jurisdiction of incorporation.

2.2 Authorization. This Agreement has been duly authorized and executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.3 Valid Issuance of Shares. The Purchased Shares, when issued, delivered and paid for in accordance with this Agreement, will be duly authorized and will have been duly and validly issued, fully paid and nonassessable (meaning that a holder of the Purchased Shares will not by reason of merely being such a holder, be subject to assessment or calls by the Company or its creditors for further payment on such Shares upon voting or transfer or any other claim of any third party), free and clear of all liens imposed by the Company, and will be free of restrictions on transfer and freely tradable on the Nasdaq Capital Market.  The Purchased Shares will not be subject to preemptive rights or rights of first refusal that have not been waived or complied with.

2.4 No Consents. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq Capital Market) (“Consent”), or approval of the Company’s stockholders, is required in connection with the issuance and sale of the Purchased Shares or the consummation of the transactions contemplated hereby, other than (i) the Belgian Recordation and the relevant filings in relation thereto as contemplated by Belgian company law; (ii) registration of Ordinary Shares under the Securities Act, which has been effected, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Purchased Shares are being offered; (iv) under the FINRA Rules, (v) the filing with the SEC (as defined below) of a final prospectus supplement to the Registration Statement relating to the transactions contemplated hereby (the “Prospectus Supplement”) or (vi) any filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which have been or will be made when and how required.

2.5 Offering. The issuance by the Company of the Purchased Shares has been registered under the Securities Act and the Purchased Shares are being issued pursuant to the Registration Statement. The Registration Statement is effective and available for the issuance of the Purchased Shares thereunder and the Company has not received any notice that the U.S. Securities and Exchange Commission (the “SEC”) has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance of the Purchased Shares hereunder. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto complied and will comply in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the base prospectus included in the Registration Statement (the “Prospectus”) and any amendments or supplements thereto (including, without limitation, the Prospectus Supplement), at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, complied and will comply in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company meets all of the requirements for the use of Form F-3 under the Securities Act for the offering and sale of the Purchased Shares. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. The Company has not distributed any offering material in connection with the offering and sale of any of the Purchased Shares, other than the Registration Statement, the Prospectus or the Prospectus Supplement. The Prospectus Supplement does not contain any material non-public information other than the terms of the transactions contemplated by this Agreement.

2.6 Litigation. As of the date hereof, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

2.7 No Conflicts. Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any of its subsidiaries; (ii) the certificate of incorporation or bylaws of the Company or the organizational documents of any subsidiary; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company or any of its subsidiaries (or any of their assets) are subject or bound, other than, in the cases of clauses (i) and (iii), such conflicts, breaches, violations, liens, charges, encumbrances and defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

2.8 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.9 Absence of Certain Events and Changes. Except as disclosed in the Company’s SEC filings, since the date of the last day of the period covered by the Company’s most recently filed periodic report covering an annual or interim period with the SEC, (i) there has not been any event, change or development which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect and (ii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders.

2.10 Broker’s Fees. No agent, broker, investment banker, person or firm acting on behalf of or under the authority of the Company is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. The Company agrees to indemnify each Purchaser for any claims, losses or expenses incurred by such Purchaser as a result of this representation being untrue.

3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants, severally and not jointly, to the Company that:

3.1 Organization; Authorization. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  The Purchaser has full power and authority to enter into this Agreement and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Receipt and Review of Information. The Purchaser acknowledges its receipt and review prior to its execution of this Agreement of the Prospectus Supplement describing the Purchased Shares and the offering thereof, including the Prospectus attached thereto.

3.3 Other Purchasers. The Purchaser acknowledges that the Company will authorize at the latest on the Closing the sale and issuance to certain investors of up to an aggregate of $20,000,000 of Ordinary Shares pursuant to this Agreement and other substantially similar purchase agreements.

3.4 No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchased Shares or the fairness or suitability of the investment in the Purchased Shares nor have such authorities passed upon or endorsed the merits of the offering of the Purchased Shares.

3.5 No Conflicts. Neither the execution and delivery by the Purchaser of, nor the performance by the Purchaser of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Purchaser or any of its subsidiaries pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Purchaser or any of its subsidiaries; (ii) the certificate of incorporation or bylaws or other organizational or constitutive documents of the Purchaser or the organizational documents of any of its subsidiaries; or (iii) any contract, agreement, obligation, covenant or instrument to which the Purchaser or any of its subsidiaries (or any of their assets) are subject or bound, other than, in the cases of clauses (i) and (iii), such conflicts, breaches, violations, liens, charges, encumbrances and defaults that would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

3.6 No Consents. No Consent is required to be obtained or filed by the Purchaser in connection with the authorization, execution and delivery of this Agreement or with the subscription for the Purchased Shares.

3.7 Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Purchased Shares and, at the present time, is able to afford a complete loss of such investment.

3.8 Broker’s Fees. No agent, broker, investment banker, person or firm acting on behalf of or under the authority of the Purchaser is or will be entitled to any broker’s or finder’s fee or any other commission from the Purchaser directly or indirectly in connection with the transactions contemplated herein.

4. Miscellaneous.

4.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

4.2 Legend. Each Purchaser acknowledges and agrees that during the Lock-Up Period (as such term is defined in the Lock-up Agreement), the Purchased Shares will contain an appropriate restriction on the share register maintained by the Transfer Agent. The Company shall cause such restriction to be removed upon the termination of such Lock-up Period.

4.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Purchased Shares).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

4.5 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

4.9 Expenses. Irrespective of whether the Closing is effected, each party shall bear their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers concerned. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of securities purchased pursuant to this Agreement, each future holder of all such securities, and the Company.

4.11 Further Assurances; Limited Power of Attorney. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. Each Purchaser hereby irrevocably appoints Ron Kalfus, Joseph Sollee, any director of the Company and any associate or employee of the Notary Public that is involved in the Belgian Recordation as its special attorney-in-fact (each a “Proxy Holder”), each Proxy Holder acting individually and with power of substitution and power to sub-delegate, in order to cause to be recorded in any relevant deed in connection with the Belgian Recordation or other document required in connection with the issuance or delivery of the Purchased Shares (i) the subscription for the Purchased Shares by the Purchaser, as contemplated by this Agreement, (ii) the payment of the relevant Purchase Price therefor, and (ii) the delivery of the Purchased Shares.

4.12 Severability; Entire Agreement. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

4.13 Disclosure. The Company shall, at or before 9:00 a.m., New York time, on the first Business Day after the Closing, issue a press release disclosing all the material terms of the transactions contemplated hereby. Without the prior written consent of any applicable Purchaser, the Company shall not (and shall cause each of its subsidiaries and affiliates to not) disclose the name of such Purchaser or its investment adviser in any filing, announcement, release or otherwise, except to the extent such disclosure is required by applicable laws (including the Belgian Companies and Associations Code) or Nasdaq regulations.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company:

MDXHEALTH SA

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Purchaser:

By:
Name:
Title:

Address:

Tax ID:

Rounded Purchase Price:

Agg. Purchase Price:

Price per Share:

No. of Purchased Shares:

Exhibit A

Lock-up Agreement

This LOCK-UP AGREEMENT (this “Agreement”), dated as of August [●], 2026, is entered into by and among MDxHealth SA (the “Company”), and the undersigned stockholder (Stockholder”).

WHEREAS, the Company and Stockholder have entered into a Securities Purchase Agreement dated on or about the date hereof (the “SPA”), pursuant to which Stockholder has agreed to purchase ordinary shares of the Company, with no nominal value per share (the “Purchased Shares”); and

WHEREAS, in connection with entry into the SPA Stockholder has agreed to enter into this lock-up agreement;

NOW, THEREFORE, in consideration of the promises and of the mutual consents and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

During the period specified in the second succeeding paragraph (the “Lock-Up Period”), Stockholder will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, the Purchased Shares; (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Purchased Shares or; (3) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude Stockholder from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Purchased Shares even if such securities would be disposed of by someone other than Stockholder. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Purchased Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 90 days after the date of the SPA.

Notwithstanding the foregoing, Stockholder may transfer the Purchased Shares (i) if Stockholder is a corporation, partnership, limited liability company, trust or other legal or business entity (1) transfers to another corporation, partnership, limited liability company, trust or other legal or business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of Stockholder, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with Stockholder or affiliates of Stockholder (including, for the avoidance of doubt, where Stockholder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (2) distributions of Ordinary Shares or any security convertible into or exercisable for Ordinary Shares to limited partners, limited liability company members or shareholders of Stockholder or (3) transfers pursuant to the merger, liquidation, concursus (“samenloop”), de-merger, transfer or contribution of a branch of activity or transfer or contribution of a universality of or by such Stockholder, (ii) transfers pursuant to a bona fide third-party tender offer (or giving an irrevocable commitment to accept such offer), merger, consolidation or other similar transaction made to all or substantially all holders of the Company’s capital stock (other than the offeror and persons affiliated to or acting in concert with the offeror) involving a change of control of the Company; provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Purchased Shares shall remain subject to the restrictions contained in this Lock-Up Agreement; provided, however, that the Purchased Shares shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement and the transferee agrees in writing with the Company to be bound by the terms hereof.

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In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Ordinary Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement.

Stockholder hereby represents and warrants that Stockholder has full power and authority to enter into this Lock-Up Agreement and that upon request, Stockholder will execute any additional documents necessary to ensure the validity or enforcement of this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of Stockholder shall be binding upon the successors, assigns, heirs or personal representatives of Stockholder.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If any signature to this Lock-Up Agreement is delivered by electronic mail, or otherwise by electronic transmission evidencing an intent to sign this Lock-Up Agreement (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), such electronic mail or other electronic transmission shall create a valid and binding obligation of Stockholder with the same force and effect as if such signature were an original. Execution and delivery of this Lock-Up Agreement by electronic mail or other electronic transmission is legal, valid and binding for all purposes.

COMPANY:

MDXHEALTH SA

By:
Name:
Title:

STOCKHOLDER:

Printed Name of Stockholder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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